THE FBR FUNDS

Equity Funds

R Class

FBR Pegasus Small Cap Growth Fund (FBPSX)

(the “Fund”)

Supplement dated June 25, 2010

to the Prospectus and Statement of Additional Information dated February 26, 2010

The R Class shares of the Fund are no longer offered.  All outstanding R Class shares of the Fund have been converted to Investor Class shares.  References to the R Class shares of the Fund are therefore no longer applicable.

Investors should retain this supplement for future reference.